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                                                                   Exhibit 10.48


                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (the "Agreement") is entered into as of March 30, 2000 by and between Net2Phone, Inc., a Delaware corporation (the "Company"), and Yahoo! Inc, a Delaware corporation (the "Stockholder").

                                    RECITALS

         The Company and the Stockholder have entered into a Stock Exchange Agreement of even date herewith (the "Exchange Agreement"), which provides for the exchange of 2,777,778 shares of the Company's Common Stock (the "Shares") for 806,452 shares of the Stockholder's Common Stock. In connection with the Stockholder's execution of the Exchange Agreement, the Stockholder desires to obtain and the Company has agreed to grant certain registration rights to the Stockholder with respect to the Shares.

                                    AGREEMENT

         The parties hereby agree as follows:

         1.       REGISTRATION RIGHTS.

                  1.1      DEFINITIONS.  For purposes of this Section 1:

                           (a) The terms "register," "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the subsequent declaration or ordering of the effectiveness of such registration statement or document.

                           (b) The term "Registrable Securities" means:

                                    (i)     the Shares; and

                                    (ii) any other shares of Common Stock of the
Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in connection with a stock split, or in exchange for or in replacement of, the Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned; provided, however, that Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

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                           (c) The term "Holder" means the Stockholder, its
successors and assigns.

                           (d) The term "SEC" means the Securities and Exchange
Commission.

                  1.2      REQUEST FOR REGISTRATION.

                           (a) If one or more of the following events shall
occur: (i) the failure of the Company and the Stockholder to enter into on or before April 30, 2000 a definitive commercial agreement (the "Commercial Agreement") pursuant to that certain letter of intent of even date herewith between the parties hereto, in form and substance reasonably satisfactory to such parties, after negotiating in good faith with the intention of completing such agreement, (ii) the termination by Yahoo! of the Commercial Agreement following a breach of such agreement by the Company, in accordance with the terms and conditions thereof, or (iii) the effective date of a "Change in Control" of the Company (as defined below), and following such occurrence, the Holder shall send to the Company a written request that the Company file a registration statement under the Securities Act covering the registration of any or all of the Registrable Securities, then the Company shall use its best efforts to effect as expeditiously as may be practicable the registration under the Securities Act of all Registrable Securities which the Holder requests to be registered. Notwithstanding the foregoing, the Company shall not be required to effect any registration if the Registrable Securities that the Company shall have been requested to register shall, in the aggregate, have a current market value of less than (x) $5,000,000 if the Registrable Securities are to be registered on Form S-1 (or any successor form thereto) or (y) $1,000,000 if the Registrable Securities are to be registered on Form S-3 (or any successor form thereto). The Holder shall have the right to only one (1) registration pursuant to this Section 1.2(a). For purposes of this Agreement, a "Change in Control" of the Company shall mean the sale, conveyance or other disposition by the Company of all or substantially all of its property or business or the Company's merger with or into or consolidation with any other corporation (other than a wholly-owned subsidiary corporation) or the consummation of any other transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of, or the execution by the Company of any binding agreement providing for any of the foregoing transactions: provided, however, that the sale, disposition or conveyance of all or a portion of the Company's stock or assets to, or the merger or consolidation of the Company with, AT&T Corp. or any of its wholly owned subsidiaries, or the execution of a binding agreement providing for the foregoing with AT&T Corp. or any of its wholly owned subsidiaries, shall not constitute a Change in Control for purposes of this Section 1.2.

                           (b) If the Holder intends to distribute the
Registrable Securities covered by their request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to this
Section 1.2. The underwriter will be selected by the Holder, subject to the Company's approval, which shall not be unreasonably

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withheld. Thereafter, the Holder and the Company shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

                           (c) Notwithstanding the foregoing, if the Company
shall furnish to the Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a reasonable period of time (but not more than 90 days) after receipt of the request of the Holder (the "Demand Blackout Period"). The Company shall give the Holder prompt written notice of any such determination to defer filing in the form of a certificate signed by an executive officer of the Company. The Company shall promptly notify the Holder of the expiration or earlier termination of the Demand Blackout Period.

                  1.3 COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for any Company stockholder other than the Holder) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give the Holder written notice of such registration. Upon the written request of the Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 1.5, cause to be registered under the Securities Act all of the Registrable Securities that the Holder has requested to be registered. Nothing in this Section 1.3 shall create any liability on the part of the Company or any other person to the Holder if the Company, for any reason, decides not to file a registration statement proposed to be filed pursuant to this Section 1.3 or to withdraw such registration statement subsequent to its filing (except for the Company's obligation to pay the expenses in connection therewith as provided in Section 1.11), regardless of any action whatsoever that the Holder may have taken, whether as a result of the issuance by the Company of any notice under this Section 1.3. or otherwise.

                  1.4 OBLIGATIONS OF THE COMPANY. Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                           (a) Prepare and file with the SEC a registration
statement with respect to such Registrable Securities and use its best efforts to cause such registration


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statement to become effective, and, upon the request the Holder, keep such registration statement effective for up to 90 days (20 days in the case of a registration statement filed on Form S-1 under the Securities Act) or such shorter period during which the Holders complete the distribution described in the registration statement relating thereto, whichever first occurs.

                           (b) Prepare and file with the SEC such amendments and
supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement for up to 90 days;

                           (c) Cause all such Registrable Securities registered
pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                           (d) Furnish to the Holder participating in the
registration such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Holder may reasonably request;

                           (e) Use its best efforts to register and qualify the
securities covered by such registration statement under such securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                           (f) Notify the Holder at any time when a prospectus
relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Holder, prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectuses as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectuses shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein no misleading in light of the circumstances then existing;

                           (g) Provide a transfer agent and registrar for all
Registrable Securities registered pursuant hereunder not later than the effective date of such registration.

                           (h) Use best efforts to cause the transfer agent to
remove restrictive legends on certificates representing the Registrable Securities covered by a


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registration statement hereunder, as the Company determines to be appropriate, upon advice of counsel;

                           (i) In the event of any underwritten public offering
hereunder, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Holder shall also enter into and perform its obligations under such an agreement; and

                           (j) Use its best efforts to furnish, at the request
of the Holder, on the date that the Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder.

                  1.5 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holder's securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). The Holder shall not be entitled to participate in an underwritten offering unless the Holder enters into, and performs its obligations under, one or more underwriting agreements and any related agreements and documents (including an escrow agreement and/or a power of attorney with respect to the disposition of the Registrable Securities), in the form that the Holder shall agree to with the lead managing underwriter of the transaction. If the Holder disapproves of the terms of any underwriting, it may elect, prior to the execution of any underwriting agreement, to withdraw therefrom by written notice to the Company and the lead managing underwriter.

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                  1.6 DELAY OF REGISTRATION. The Holder shall not have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                  1.7 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of the Holder that the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Holder's Registrable Securities.

                  1.8 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                           (a) To the extent permitted by law, the Company will
indemnify and hold harmless the Holder and each person, if any, who controls the Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder or controlling person.

                           (b) To the extent permitted by law, the Holder will
indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages,


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or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this subsection 1.8(b) exceed the net proceeds from the offering received by the Holder, unless such liability arises out of or is based on the willful conduct of the Holder.

                           (c) Promptly after receipt by an indemnified party
under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

                           (d) If the indemnification provided in this Section
1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be


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determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                           (e) The obligations of the Company and the Holder
under this Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

                  1.9 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

                           (a) make and keep public information available, as
those terms are understood and defined in SEC Rule 144, at all times;

                           (b) file with the SEC in a timely manner all reports
and other documents required of the Company under the Securities Act and the Exchange Act; and

                           (c) furnish to the Holder, so long as the Holder owns
any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

                  1.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned by a Holder to a transferee or assignee of all of the Holder's Registrable Securities, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

                  1.11     EXPENSES OF REGISTRATION.

                           (a) DEMAND REGISTRATION. All expenses other than
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration,


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filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the Holder shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holder, unless, at the time of such withdrawal, the Holder has learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holder at the time of its request and has withdrawn the request with reasonable promptness upon obtaining knowledge of such material adverse change.

                           (b) COMPANY REGISTRATION. All expenses other than
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to
Section 1.3 for the Holder, including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the Holder selected by it with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

                  1.12 TERMINATION OF REGISTRATION RIGHTS. The rights granted under this Section 1 shall terminate upon the earlier of (a) two years following the date of this Agreement, or (b) at such time as the Holder may sell all of its Registrable Securities in any single three month period pursuant to Rule 144 (or such successor rule as may be adopted).

         2.       MISCELLANEOUS.

                  2.1 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived with the written consent of the Company and the Holders of a majority of the Shares then held by all Holders. Any amendment or waiver effected in accordance with this Section 2.1 shall be binding upon the parties and their respective successors and assigns.

                  2.2 SUCCESSORS AND ASSIGNS. Subject to the provisions of
Section 1.10, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  2.3 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

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                  2.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                  2.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  2.6 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below (or as subsequently modified by written notice):

         To the Holder:      Yahoo! Inc.
                             3420 Central Expressway
                             Santa Clara, CA 95051
                             Attn:  Senior Vice President, Corporate Development
                             Facsimile:  (408) 328-7939

                             With a copy at the same address to the
                             attention of the General Counsel, and a copy to:

                             Venture Law Group
                             A Professional Corporation
                             2800 Sand Hill Road
                             Menlo Park, California 94025
                             Attn.:  Steven J. Tonsfeldt
                                     Keith A. Miller
                             Facsimile:  (415) 233-8386

         To the Company:     Net2Phone, Inc.
                             171 Main Street
                             Hackensack, New Jersey 07601
                             Attn:  Chief Executive Officer
                             Facsimile: (___) ____________

                             With a copy to:

                             Kirkland & Ellis
                             Aon Center
                             200 East Randolph Drive
                             Chicago, Illinois 60601

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
                             Attn:  Richard W. Porter
                             Facsimile:  (312) 861-2200


                  2.7 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

                  2.8 ENTIRE AGREEMENT. This Agreement is the product of all of the parties hereto, and constitutes the entire agreement between such parties pertaining to the subject matter hereof, and merges all prior negotiations and drafts of the parties with regard to the transactions contemplated herein. Any and all other written or oral agreements existing between the parties hereto regarding such transactions are expressly canceled.

                  2.9 ADVICE OF LEGAL COUNSEL. Each party acknowledges and represents that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

                  2.10 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

                  2.11 THIRD PARTIES. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

                  2.12 PARITY OF RIGHTS. The registration rights granted to the Holder under this Agreement are not intended by the parties to be senior to any of the registration


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rights granted to holders of the Company's capital stock under that certain
Series A Preferred Shareholder Registration Rights Agreement dated as of May 13, 1999, but rather to rank on a pari passu basis with such rights. The parties agree to interpret the terms of this Agreement in a manner consistent with the foregoing intention.

                            [Signature Page Follows]

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         The parties have executed this Agreement as of the date first above written.


                                         NET2PHONE, INC.


                                         By:    /s/ Howard Balter
                                         Title: Chief Executive Officer
                                         Address:      171 Main Street
                                                       Hackensack, NJ 07601


                                         YAHOO! INC.


                                         By:    /s/ Jeff Mallett
                                         Title: President and Chief
                                                Operating Officer
                                         Address:      3420 Central Expressway
                                                       Santa Clara, CA 95051